EXHIBIT 99

February 20, 2002

Securities and Exchange Commission

450 Fifth Street, NW

Washington, DC 20549

Commissioners:

We have read the statements made by Lightning Rod Software, Inc. (copy attached), which we understand will be filed with the Commission pursuant to Item 4 of Form 8-K, as part of the Company’s Form 8-K dated February 14, 2002.  We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

PricewaterhouseCoopers LLP